UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
June 11, 2018
Date of Report (Date of earliest event reported)
_________________
OpGen, Inc.
(Exact name of registrant as specified in its charter)
_________________
Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification No.)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
 (Address of principal executive offices, including zip code)

(240) 813-1260
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01  Entry into a Material Definitive Agreement.
On June 11, 2018, OpGen, Inc. (the “Company” or “OpGen”) executed an Allonge (the “Allonge”) to its Second Amended and Restated Senior Secured Promissory Note, dated June 28, 2017, with a principal amount of $1,000,000 (the “Note”) issued to Merck Global Health Innovation Fund, LLC (“MGHIF”).  The Allonge modifies the Note to (1) provide that accrued and unpaid interest of $285,512.22 due as of July 14, 2018, the original maturity date, will be paid through the issuance of shares of OpGen’s common stock in a private placement transaction; and (2) revision and extension of the maturity date for payment of the Note to six semi-annual payments of $166,666.67 plus accrued and unpaid interest beginning on January 2, 2019 and ending on July 1, 2021 (the “Final Maturity Date”).  The number of shares of common stock to be issued will be determined after July 14, 2018 based on the 30-day average volume-weighted closing price of OpGen’s common stock, and issued by July 31, 2018.  The interest rate remains at 10%, subject to increase to 15% upon an event of default.  The Note is secured by all of the assets, including intellectual property, of the Company.
This description of the Allonge is not complete.  The Allonge is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.
Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The descriptions of the Allonge and the Note in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 3.02  Unregistered Sales of Equity Securities.
The descriptions of the Allonge in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  The Company and MGHIF entered into a Subscription Agreement, dated June 11, 2018 with respect to the issuance of the common stock to be issued.
The issuance of common stock in payment of accrued and unpaid interest is a private placement of the Company’s common stock under Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended.
Item 9.01   Financial Statements and Exhibits.
(d)	Exhibits.

10.1
Allonge, dated June 11, 2018, to the Second Amended and Restated Senior Secured Promissory Note, dated June 28, 2017, with a principal amount of $1,000,000 issued by OpGen, Inc. to Merck Global Health Innovation Fund, LLC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OpGen, Inc.

By:	/s/ Timothy C. Dec
	Name:	Timothy C. Dec
	Title:	Chief Financial Officer
Date: June 11, 2018